EXHIBIT 32.3

CALIFORNIA PIZZA KITCHEN, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Quarterly Report of California Pizza Kitchen, Inc. (the “Company”) on Form 10-Q for the quarter ended October 3, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan M. Collyns, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2010

By:	/s/ Susan M. Collyns
Susan M. Collyns
Chief Financial Officer

*

This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.